Exhibit 5(a)

\
Premier ® Retirement Variable Annuity Application Form Annuities are issued by Pruco Life Insurance Company of New Jersey	Annuities Service Center

Financial Professionals:

1-800-513-0805

Fax 1-800-576-1217

www.prudentialannuities.com

Regular Mail Delivery

Annuities Service Center

P.O. Box 7960

Philadelphia, PA 19176

Overnight Service, Certified or

Registered Mail Delivery

Prudential Annuities Service Center

2101 Welsh Road

Dresher, PA 19025

ç PRODUCT SELECTION

B Series	L Series	C Series

SECTION 1 ■ OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP - Select One

Non Entity:	☐ Individual	☐ Joint	☐ UTMA/UGMA
Entity:	☐ Custodian	☐ C Corporation*	☐ S Corporation*	☐ Trust*
*If the Owner is a Trust, Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

Name (First, Middle, Last, or Trust / Entity)	☐ Male	☐ Female	Birth Date (Mo - Day - Yr)	SSN / TIN
- -

Street Address	City	State	ZIP

Telephone Number

☐ U.S. Citizen	☐ Resident Alien/Citizen of:

☐ Non-Resident Alien/Citizen of:	(Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

C. CO-OWNER - Not available for entity-owned Annuities or Qualified Annuities.

  ☐ Check here to designate the Co-Owners as each other’s Primary Beneficiary.

Name (First, Middle, Last)	☐ Male	☐ Female	Birth Date (Mo - Day - Yr)	SSN / TIN
- -

Street Address	City	State	ZIP

Telephone Number	☐ U.S. Citizen	☐ Resident Alien/Citizen of:

☐ Non-Resident Alien/Citizen of:	(Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

Relationship to Owner:

D. ANNUITANT - Complete this Section if the Annuitant is not the Owner.

Name (First, Middle, Last)	☐ Male	☐ Female	Birth Date (Mo - Day - Yr)	SSN / TIN
- -

Street Address	City	State	ZIP

Telephone Number	☐ U.S. Citizen	☐ Resident Alien/Citizen of:

☐ Non-Resident Alien/Citizen of:	(Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

P-VAA(2/13)NY	ORD 202826 NY	page 1 of 7

SECTION 2 ■ BENEFICIARY INFORMATION - NOTE: If more than 3 beneficiaries see section 7

• For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.

• For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA, Roth IRA, SEP-IRA or 403(b), the Plan must be listed as the Beneficiary.

Indicate classifications of each Beneficiary Percentage. of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other’s Primary Beneficiary, then only, then only Contingent Beneficiaries may be designated below.

Name (First, Middle, Last)	☐ Male ☐ Female		Birth Date (Mo - Day - Yr)
- -

Street Address	City	State	ZIP

☐ Primary	☐ Contingent	Telephone Number	SSN/TIN

Relationship	Percentage	%

Name (First, Middle, Last)	☐ Male ☐ Female		Birth Date (Mo - Day - Yr)
- -

Street Address	City	State	ZIP

☐ Primary	☐ Contingent	Telephone Number	SSN/TIN

Relationship	Percentage	%

Name (First, Middle, Last)	☐ Male ☐ Female		Birth Date (Mo - Day - Yr)
- -

Street Address	City	State	ZIP

☐ Primary	☐ Contingent	Telephone Number	SSN/TIN

Relationship	Percentage	%

SECTION 3 ■ ANNUITY INFORMATION

A. TYPE OF CONTRACT TO BE ISSUED

☐ Non-Qualified ☐- SEP-IRA*	☐- Roth 401(k)*(Plan Year)	☐- 457(b)*(gov’t. entity)

☐- 401*(Plan Year)	☐- IRA ☐- Roth IRA ☐- 403(b)*	☐- 457(b)*(501(c) tax-exempt)

☐-Other

  *The following information is required if the contract being requested is an employer plan only:

Employer Plan No. (if available)	Employer Plan Phone No.

Employer Plan Name	Employer Plan Contact Name

Street Address	City	State	ZIP

B. PURCHASE PAYMENTS

Make all checks payable to Pruco Life Insurance Company of New Jersey. Purchase Payment amounts may be restricted by Pruco Life Insurance Company of New Jersey; please see your prospectus for details.

SOURCE OF FUNDS

☐ Non-Qualified	☐ SEP-IRA	☐ 403(b)	☐ Traditional IRA	☐ 401(a)	☐ Roth IRA	☐ 401(k)

☐ Other

(Continued)

P-VAA(2/13) NY	ORD 202826 NY |	page 2 of 7

SECTION 3 ■ ANNUITY INFORMATION (continued)
QUALIFIED CONTRACT PAYMENT TYPE Indicate type of initial estimated payment(s).			NON-QUALIFIED CONTRACT PAYMENT TYPE Indicate type of initial estimated payment(s).

☐ Transfer	$		☐ 1035 Exchange	$

☐ Rollover	$		☐ Amount Enclosed	$

☐ Direct Rollover	$		☐ CD Transfer or Mutual Fund Redemption	$

☐ IRA /Roth IRA
Contribution	$	for tax year
If no year is indicated, contribution defaults to current tax year.

C. OPTIONAL BENEFITS (ONLY ONE may be chosen)

Age restrictions must be met. Investment restrictions and additional charges apply. Please see the prospectus for full details.

☐ Highest Daily Lifetime® Income v2.1	☐ Highest Daily Lifetime® Income v2.1 with Highest Annual Death Benefit

☐ Spousal Highest Daily Lifetime® Income v2.1	☐ Spousal Highest Daily Lifetime® Income v2.1 with Highest Annual Death Benefit

SECTION 4 ■ INVESTMENT SELECTION - NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS
INVESTMENT ALLOCATIONS - Note: Please review the below instructions prior to selecting your Investment Allocation.

If you elected an Optional Benefit in Section 3C:	If you did NOT elect an Optional Benefit in Section 3C:
1. You may pick ONE of the Prudential Portfolio Combinations in Box 1 OR:	1. You may pick ONE of the Prudential Portfolio Combinations in Box 1 OR:
2. You may choose from the Asset Allocation Portfolios in Box 2. Indicate the percent of your investment for each Asset Allocation. Allocations made among these portfolios must total 100%	2. You may choose from any of the Portfolios in Box 2 or 3 in any percentage combination totaling 100%.

Automatic Rebalancing

☐ Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

Day of the Month (1st - 28th)              Rebalancing Frequency: ☐ Monthly  ☐ Quarterly  ☐ Semi-Annually   ☐ Annually

BOX 1 | Prudential Portfolio Combinations

☐ Combination 1	☐ Combination 2	☐ Combination 3
25% AST Capital Growth Asset Allocation 25% AST Franklin Templeton Founding Funds Allocation 20% AST New Discovery Asset Allocation 30% AST First Trust Capital Appreciation Target	25% AST FI Pyramis® Asset Allocation 25% AST J.P. Morgan Global Thematic 25% AST First Trust Capital Appreciation Target 25% AST Advanced Strategies	30% AST Wellington Management Hedged Equity 20% AST BlackRock Global Strategies 20% AST Academic Strategies Asset Allocation 30% AST Advanced Strategies
☐ Combination 4	☐ Combination 5	☐ Combination 6
40% AST T. Rowe Price Asset Allocation 35% AST Balanced Asset Allocation 25% AST First Trust Balanced Target	30% AST T. Rowe Price Asset Allocation 20% AST Moderate Asset Allocation 15% AST Schroders Global Tactical 10% AST First Trust Balanced Target 25% AST Advanced Strategies	20% AST Moderate Asset Allocation 35% AST Schroders Multi-Asset World Strategies 30% AST Academic Strategies Asset Allocation 15% AST J.P. Morgan Strategic Opportunities
☐ Combination 7	☐ Combination 8	☐ Combination 9
30% AST T. Rowe Price Asset Allocation 70% AST Preservation Asset Allocation	50% AST Preservation Asset Allocation 20% AST Horizon Moderate Asset Allocation 30% AST J.P. Morgan Strategic Opportunities	25% AST Preservation Asset Allocation 75% AST J.P. Morgan Strategic Opportunities

Over time, the percentage that each Asset Allocation Portfolio you are invested in represents to your Account Value may vary from the original allocation percentage within the Prudential Portfolio Combination you selected. We will not automatically rebalance your variable Account Value to stay consistent with that original allocation, unless you specifically direct us to do so in the Automatic Rebalancing section above. In providing these Portfolio Combinations, we are not providing investment advice. You and your Financial Professional are responsible for determining which Portfolio Combinations or Sub-account(s) are best for you.

(Continued)

P-VAA(2/13)NY	ORD 202826 NY	page 3 of 7

SECTION 4 ■ INVESTMENT SELECTION - NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (continued)

BOX 2 I Asset Allocation Portfolios %

Traditional	Tactical	Alternative
AST Balanced Asset Allocation	AST Horizon Moderate Asset Allocation	AST Academic Strategies Asset Allocation

AST Capital Growth Asset Allocation	AST J.P. Morgan Global Thematic	AST Advanced Strategies

AST FI Pyramis® Asset Allocation	AST Moderate Asset Allocation	AST BlackRock Global Strategies

AST Franklin Templeton Founding	AST Schroders Global Tactical	AST J.P. Morgan Strategic Opportunities
Funds Allocation
AST New Discovery Asset Allocation	Quantitative	AST Schroders Multi-Asset World Strategies

AST Preservation Asset Allocation	AST First Trust Balanced Target	AST Wellington Management Hedged
Equity
AST T. Rowe Price Asset Allocation	AST First Trust Capital Appreciation Target

BOX 2 Total I I %

BOX 3 I Additional Portfolios %

Large-Cap Growth	Mid-Cap Value	Small-Cap Value

AST Goldman Sachs Concentrated	AST Mid-Cap Value	AST Goldman Sachs Small-Cap Value
Growth
AST Jennison Large-Cap Growth	AST Neuberger Berman /LSV Mid-	AST Small-Cap Value
Cap Value
AST Marsico Capital Growth	Fixed Income	International Equity

AST MFS Growth	AST High Yield	AST AQR Emerging Markets Equity

AST T. Rowe Price Large-Cap Growth	AST Lord Abbett Core Fixed Income	AST International Growth

Large-Cap Blend	AST Money Market	AST International Value

AST Clearbridge Dividend Growth	AST Neuberger Berman Core Bond	AST J.P. Morgan International Equity

AST QMA US Equity Alpha	AST PIMCO Limited Maturity Bond	AST MFS Global Equity

Large-Cap Value	AST PIMCO Total Return Bond	AST Parametric Emerging Markets Equity

AST BlackRock Value	AST Prudential Core Bond	AST QMA Emerging Markets Equity

AST Goldman Sachs Large-Cap Value	AST T. Rowe Price Global Bond	Specialty Portfolio

AST Jennison Large-Cap Value	AST Western Asset Core Plus Bond	AST Cohen & Steers Realty

AST Large-Cap Value	AST Western Asset Emerging Markets	AST Global Real Estate
Debt
AST MFS Large-Cap Value	Small-Cap Growth	AST Quantitative Modeling

AST T. Rowe Price Equity Income	AST Federated Aggressive Growth	AST T. Rowe Price Natural Resources

Mid-Cap Growth	AST Small-Cap Growth

AST Goldman Sachs Mid-Cap Growth

AST Neuberger Berman Mid-Cap Growth
BOX 3 Total I I %

CUMULATIVE (TOTAL 100%) I I %

P-VAA(2/13)NY	ORD 202826 NY	page 4 of 7

SECTION 5 ■ E-Documents

By providing my e-mail address below, and my signature in Section 10 of this application, I consent to receive and accept documents electronically during the duration of my variable annuity contract. These documents include, but are not limited to: account statements, confirmations, privacy notices, tax documents, prospectuses and prospectus supplements, annual and semi-annual reports, proxy statements, and correspondence. This consent will continue unless and until I revoke my consent by notifying Prudential at which time I will begin receiving paper documents by mail. I understand that e-mail notifications will be sent to me, indicating that documents are available, and will include instructions on how to quickly and easily access the documents by going to Prudential’s website.

Certain types of correspondence may still be delivered to you by paper mail. Registration on Prudential’s website is required for electronic delivery. There are no fees charged by Prudential for the e-Documents service or for paper documents. You must have a computer with Internet access, an active e-mail account, and Adobe Acrobat Reader to view your documents electronically. You can download Adobe Acrobat at no charge. See your Internet Service Provider for any other access fees that may apply.

E-mail Address

SECTION 6 ■ ADDITIONAL INFORMATION

If needed for:	• Special Instructions	• Beneficiaries • Contingent Annuitant (for custodial business only)
	• Annuity Replacement	• Entity Authorized Individuals

SECTION 7 ■ NOTICES & DISCLAIMERS

Pursuant to Section 3 of the federal Defense of Marriage Act (“DOMA”), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder’s spouse.

SECTION 8 ■ OWNER ACKNOWLEDGEMENTS

☐	By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc (the “CD Prospectus”) contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology. With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

•

I represent that the Annuity for which I am applying is not being purchased for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to its termination; and

•	I acknowledge that the Annuity for which I am applying may not be traded on any stock exchange or secondary market; and

•	I represent that I am not being compensated in any way for the purchase of the Annuity for which I am applying; and

•

I understand that if I have purchased another Non-Qualified Annuity from Pruco Life Insurance Company of New Jersey or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

•	This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

•

I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount; and

•	I represent to the best of my knowledge and belief that the statements made in this application are true and complete; and

•	I acknowledge that I have received a current prospectus for this annuity.

P-VAA(2/13)NY	ORD 202826 NY	page 5 of 7

SECTION 9 ■ OWNER & Financial Professional - REPLACEMENT INFORMATION

REQUIRED ç	Both the Owner Response and the Financial Professional Response columns must be completed.

Replacement Questions	Owner Response	Financial Professional Response
Does the Owner have any existing individual life insurance policies or annuity contracts?	☐ YES ☐ NO	☐ YES ☐ NO

Will this annuity replace or change any existing individual life insurance policies or annuity contracts?

(If yes, complete the following and submit the required Regulation 60 paperwork.)

If yes - Company: |                                                     |

Policy #: |            | Year Issued : |            |

	☐ YES ☐ NO	☐ YES ☐ NO

SECTION 10 ■ OWNER Signature(S)

By signing below and having entered an e-mail address in Section 5, E-Documents, I am providing my informed consent to receive standard regulatory documents and other documents listed in Section 5 by electronic delivery.

(If contract is issued in a State other than the Owner’s State
REQUIRED ç	State where signed	of Residence, a Contract Situs Form may be required.)

Owner’s Tax Certification (Substitute W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. If further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

☐  I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

  The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

ç TITLE (if any)		- -
	Owner Signature	Month Day Year

If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.
SIGN HERE ç		- -
	Co-Owner Signature	Month Day Year

SIGN HERE ç		- -
	Annuitant Signature (if different from Owner)	Month Day Year

P-VAA(2/13)NY	ORD 202826 NY	page 6 of 7

SECTION 11 ■ FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

Financial Professional Statement

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner’s investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life Insurance Company of New Jersey approved sales material.

I certify that I have truly and accurately recorded on this application the information provided by the applicant. I acknowledge that Pruco Life Insurance Company of New Jersey will rely on this statement.

SIGN HERE ç
		-	-
	Financial Professional Signature	Month	Day	Year
SIGN HERE ç
		-	-
	Financial Professional Signature	Month	Day	Year

A. FINANCIAL PROFESSIONAL

Name (First, Middle, Last)	Percentage

%

ID Number	Telephone Number	E-mail

Name (First, Middle, Last)	Percentage

%

ID Number	Telephone Number	E-mail

PLEASE SELECT ç	For Financial Professional Use Only. Please contact your home office with any questions.
☐ Option A ☐ Option B ☐ Option C

B. BROKER/DEALER

Name

For Broker/Dealer Use Only
	Networking No.	Annuity No. (If established)

P-VAA(2/13)NY	ORD 20226 NY	page 7 of 7

Premier ® Retirement Variable Beneficiary Annuity Application Form For use by beneficiaries of annuities for exchange or transfer. Annuities are issued by Pruco Life Insurance Company of New Jersey	Annuities Service Center

Financial Professionals:

1-800-513-0805

Fax 1-800-576-1217

www.prudentialannuities.com

Regular Mail Delivery

Annuities Service Center

P.O. Box 7960

Philadelphia, PA 19176

Overnight Service, Certified or

Registered Mail Delivery

Prudential Annuities Service Center

2101 Welsh Road

Dresher, PA 19025

ç PRODUCT SELECTION	B Series	L Series	C Series
A Request for Required Distributions for Beneficiary	Annuity Application form must be completed and submitted with this Application.

SECTION 1 ■ OWNERSHIP INFORMATION

A. DECEDENT

Name (First, Middle, Last)	☐ Male	☐ Female	Birth Date (Mo - Day - Yr)	SSN / TIN
- -

Date of Death (Mo - Day - Yr)	- -

Street Address	City	State ZIP

Source of Funds	☐ Non-Qualified	☐ IRA	☐ SEP-IRA	☐ Roth IRA	☐ 403(b)
☐ Other

B. BENEFICIAL OWNER

Name (First, Middle, Last)	☐ Male	☐ Female	Birth Date (Mo - Day - Yr)	SSN / TIN
- -

Street Address	City	State ZIP

Telephone Number

☐ U.S. Citizen	☐ Resident Alien/Citizen of:

☐ Non-Resident Alien/Citizen of:	(Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

C. TYPE OF OWNERSHIP

Non Entity:	☐ Individual	☐ UTMA/UGMA
Entity:	☐ Trust*

*If the Owner is a Trust, Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

If Trust Ownership, only check one of the two boxes:

Entity/Trust Ownership Only (Non-natural person), check one of the two boxes below.
☐ This is a Grantor Trust for federal income tax purposes that meets IRC Sections 671-679.

Trust date	(Mo - Day - Yr)

Name of Grantor (First, Middle, Last)	Birth Date (Mo - Day - Yr)	SSN / TIN
- -

(Continued)

P-IBVAA(2/13)NY	ORD 202828 NY |	page 1 of 8

C. TYPE OF OWNERSHIP (continued)

  ☐ This is a Qualified Trust for federal income tax purposes that meets and complies with Treasury Regulations Section 1.401(a)(9)-4.

Trust date
	- -	(Mo - Day - Yr)

Name of Oldest Beneficiary(First, Middle, Last)	Birth Date (Mo - Day - Yr)	SSN / TIN
- -

D. KEY LIFE - REQUIRED

• If the Beneficial Owner is an individual, the Key Life must be the Beneficial Owner. However, the Key Life cannot be changed. Accordingly, if you are completing this form as the Successor of an existing beneficiary asset, the Key Life must be the same as on the existing beneficiary asset that you are continuing (in this scenario the Key Life will be a deceased person).

• If the Beneficial Owner is a Grantor Trust, the Key Life must be the Grantor.

• If a Qualified Trust, the Key Life must be the oldest beneficiary under the applicable trust.

Name (First, Middle, Last)	☐ Male	☐ Female	Birth Date (Mo - Day - Yr)	SSN / TIN

- -

Street Address	City	State ZIP

Telephone Number	☐ U.S. Citizen	☐ Resident Alien/Citizen of:

☐ Non-Resident Alien/Citizen of:	(Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

SECTION 2 ■ SUCCESSOR INFORMATION - NOTE: IF MORE THAN 3 SUCCESSORS SEE SECTION 7

Indicate classifications of each Successor. Percentage of benefit for all Primary Successors must total 100%. Percentage of benefit for all Contingent Successors must total 100%.

Name (First, Middle, Last)	☐ Male ☐ Female	Birth Date (Mo - Day - Yr)
- -

Street Address	City	State ZIP

☐ Primary	☐ Contingent	Telephone Number	SSN/TIN

Relationship	Percentage	%

Name (First, Middle, Last)	☐ Male ☐ Female	Birth Date (Mo - Day - Yr)
- -

Street Address	City	State ZIP

☐ Primary	☐ Contingent	Telephone Number	SSN/TIN

Relationship	Percentage	%

Name (First, Middle, Last)	☐ Male ☐ Female	Birth Date (Mo - Day - Yr)
- -

Street Address	City	State ZIP

☐ Primary	☐ Contingent	Telephone Number	SSN/TIN

Relationship	Percentage	%

P-IBVAA(2/13)NY	ORD 202828 NY |	page 2 of 8

SECTION 3 ■ ANNUITY INFORMATION

A. TYPE OF CONTRACT TO BE ISSUED

☐ Non-Qualified Beneficiary Annuity	☐ Roth IRA Beneficiary Annuity	☐ IRA Beneficiary Annuity

B. PURCHASE PAYMENTS

Make all checks payable to Pruco Life Insurance Company of New Jersey. Purchase Payment amounts may be restricted by Pruco Life Insurance Company of New Jersey; please see your prospectus for details.

QUALIFIED CONTRACT PAYMENT TYPE Indicate type of initial estimated payment(s).		NON-QUALIFIED CONTRACT PAYMENT TYPE Indicate type of initial estimated payment(s).

☐ Transfer	$	☐ 1035 Exchange	$

☐ Direct Rollover	$

SECTION 4 ■ INVESTMENT SELECTION - NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS
A. INVESTMENT ALLOCATIONS - Note: Please review the below instructions prior to selecting your Investment Allocation

> You may pick ONE of the Prudential Portfolio Combinations in Box 1 OR allocate among any of the portfolios listed in BOXES 2 or 3 in any percentage combination totaling 100%.

Automatic Rebalancing

☐ Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

Day of the Month (1st - 28th)            Rebalancing Frequency: ☐ Monthly  ☐ Quarterly  ☐ Semi-Annually   ☐ Annually

BOX 1 | Prudential Portfolio Combinations

☐ Combination 1	☐ Combination 2	☐ Combination 3
25% AST Capital Growth Asset Allocation 25% AST Franklin Templeton Founding Funds Allocation 20% AST New Discovery Asset Allocation 30% AST First Trust Capital Appreciation Target	25% AST FI Pyramis® Asset Allocation 25% AST J.P. Morgan Global Thematic 25% AST First Trust Capital Appreciation Target 25% AST Advanced Strategies	30% AST Wellington Management Hedged Equity 20% AST BlackRock Global Strategies 20% AST Academic Strategies Asset Allocation 30% AST Advanced Strategies
☐ Combination 4	☐ Combination 5	☐ Combination 6
40% AST T. Rowe Price Asset Allocation 35% AST Balanced Asset Allocation 25% AST First Trust Balanced Target	30% AST T. Rowe Price Asset Allocation 20% AST Moderate Asset Allocation 15% AST Schroders Global Tactical 10% AST First Trust Balanced Target 25% AST Advanced Strategies	20% AST Moderate Asset Allocation 35% AST Schroders Multi-Asset World Strategies 30% AST Academic Strategies Asset Allocation 15% AST J.P. Morgan Strategic Opportunities
☐ Combination 7	☐ Combination 8	☐ Combination 9
30% AST T. Rowe Price Asset Allocation 70% AST Preservation Asset Allocation	50% AST Preservation Asset Allocation 20% AST Horizon Moderate Asset Allocation 30% AST J.P. Morgan Strategic Opportunities	25% AST Preservation Asset Allocation 75% AST J.P. Morgan Strategic Opportunities
Over time, the percentage that each Asset Allocation Portfolio you are invested in represents to your Account Value may vary from the original allocation percentage within the Prudential Portfolio Combination you selected. We will not automatically rebalance your variable Account Value to stay consistent with that original allocation, unless you specifically direct us to do so in the Automatic Rebalancing section above. In providing these Portfolio Combinations, we are not providing investment advice. You and your Financial Professional are responsible for determining which Portfolio Combinations or Sub-account(s) are best for you.

BOX 2 I Asset Allocation Portfolios %

Traditional	Tactical	Alternative
AST Balanced Asset Allocation	AST Horizon Moderate Asset Allocation	AST Academic Strategies Asset Allocation

AST Capital Growth Asset Allocation	AST J.P. Morgan Global Thematic	AST Advanced Strategies

AST FI Pyramis® Asset Allocation	AST Moderate Asset Allocation	AST BlackRock Global Strategies

AST Franklin Templeton Founding Funds Allocation	AST Schroders Global Tactical	AST J.P. Morgan Strategic Opportunities

AST New Discovery Asset Allocation	Quantitative	AST Schroders Multi-Asset World Strategies

AST Preservation Asset Allocation	AST First Trust Balanced Target	AST Wellington Management Hedged Equity

AST T. Rowe Price Asset Allocation	AST First Trust Capital Appreciation Target	BOX 2 Total I I % (Continued)

P-IBVAA(2/13)NY	ORD 202828 NY |	page 3 of 8

SECTION 4 ■ INVESTMENT SELECTION - NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (continued)

BOX 3 I Additional Portfolios %

Large-Cap Growth	Mid-Cap Value	Small-Cap Value

AST Goldman Sachs Concentrated Growth	AST Mid-Cap Value	AST Goldman Sachs Small-Cap Value

AST Jennison Large-Cap Growth	AST Neuberger Berman / LSV Mid-Cap Value	AST Small-Cap Value

AST Marsico Capital Growth	Fixed Income	International Equity

AST MFS Growth	AST High Yield	AST AQR Emerging Markets Equity

AST T. Rowe Price Large-Cap Growth	AST Lord Abbett Core Fixed Income	AST International Growth

Large-Cap Blend	AST Money Market	AST International Value

AST Clearbridge Dividend Growth	AST Neuberger Berman Core Bond	AST J.P. Morgan International Equity

AST QMA US Equity Alpha	AST PIMCO Limited Maturity Bond	AST MFS Global Equity

Large-Cap Value	AST PIMCO Total Return Bond	AST Parametric Emerging Markets Equity

AST BlackRock Value	AST Prudential Core Bond	AST QMA Emerging Markets Equity

AST Goldman Sachs Large-Cap Value	AST T. Rowe Price Global Bond	Specialty Portfolio

AST Jennison Large-Cap Value	AST Western Asset Core Plus Bond	AST Cohen & Steers Realty

AST Large-Cap Value	AST Western Asset Emerging Markets Debt	AST Global Real Estate

AST MFS Large-Cap Value	Small-Cap Growth	AST Quantitative Modeling

AST T. Rowe Price Equity Income	AST Federated Aggressive Growth	AST T. Rowe Price Natural Resources

Mid-Cap Growth	AST Small-Cap Growth
AST Goldman Sachs Mid-Cap Growth

AST Neuberger Berman Mid-Cap Growth
BOX 3 Total I I %

CUMULATIVE (TOTAL 100%) I I %

SECTION 5 ■ E-Documents

By providing my e-mail address below, and my signature in Section 10 of this application, I consent to receive and accept documents electronically during the duration of my variable annuity contract. These documents include, but are not limited to: account statements, confirmations, privacy notices, tax documents, prospectuses and prospectus supplements, annual and semi-annual reports, proxy statements, and correspondence. This consent will continue unless and until I revoke my consent by notifying Prudential at which time I will begin receiving paper documents by mail. I understand that e-mail notifications will be sent to me, indicating that documents are available, and will include instructions on how to quickly and easily access the documents by going to Prudential’s website.

Certain types of correspondence may still be delivered to you by paper mail. Registration on Prudential’s website is required for electronic delivery. There are no fees charged by Prudential for the e-Documents service or for paper documents. You must have a computer with Internet access, an active e-mail account, and Adobe Acrobat Reader to view your documents electronically.

You can download Adobe Acrobat at no charge. See your Internet Service Provider for any other access fees that may apply.

E-mail Address

SECTION 6 ■ ADDITIONAL INFORMATION

If needed for:	• Special Instructions	• Beneficiaries • Contingent Annuitant (for custodial business only)
	• Annuity Replacement	• Entity Authorized Individuals

P-IBVAA(2/13)NY	ORD 202828 NY	page 4 of 8

SECTION 7 ■ NOTICES & DISCLAIMERS

Pursuant to Section 3 of the federal Defense of Marriage Act (“DOMA”), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder’s spouse.

SECTION 8 ■ OWNER ACKNOWLEDGEMENTS

☐	By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc (the “CD Prospectus”) contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology. With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

•

I represent that the Annuity for which I am applying is not being purchased for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to its termination; and

•	I acknowledge that the Annuity for which I am applying may not be traded on any stock exchange or secondary market; and

•	I represent that I am not being compensated in any way for the purchase of the Annuity for which I am applying; and

•

I understand that if I have purchased another Non-Qualified Annuity from Pruco Life Insurance Company of New Jersey or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

•	This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

•

I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount; and

•	I represent to the best of my knowledge and belief that the statements made in this application are true and complete; and

•	I acknowledge that I have received a current prospectus for this annuity.

P-IBVAA(2/13)NY	ORD 202828 NY |	page 5 of 8

SECTION 9 ■ OWNER & Financial Professional - REPLACEMENT INFORMATION

REQUIRED ç	Both the Owner Response and the Financial Professional Response columns must be completed.

Replacement Questions	Owner Response	Financial Professional Response
Does the Owner have any existing individual life insurance policies or annuity contracts?	☐ YES ☐ NO	☐ YES ☐ NO

Will this annuity replace or change any existing individual life insurance policies or annuity contracts?

(If yes, complete the following and submit the required Regulation 60 paperwork.)

If yes - Company: |                                                             |

Policy #: |                | Year Issued : |                |

	☐ YES ☐ NO	☐ YES ☐ NO

Is the Beneficiary currently receiving payments or allowances via a stretch or legacy contract from another carrier and is that contract(s) being lapsed, surrendered, substantially surrendered or otherwise terminated in order to fund the contract being applied for?

(If yes, submit the required Regulation 60 paperwork.)

☐ YES ☐ NO

IMPORTANT ç	Proceeds from a Life Insurance Policy may not be used to fund the Beneficiary Annuity for which you are applying.

P-IBVAA(2/13)NY	ORD 202828 NY	page 6 of 8

SECTION 10 ■ OWNER Signature(S)

By signing below and having entered an e-mail address in Section 5, E-Documents, I am providing my informed consent to receive standard regulatory documents and other documents listed in Section 5 by electronic delivery.

(If contract is issued in a State other than the Beneficial Owner’s State of Residence, a Contract Situs Form may be required.)
REQUIRED ç	State where signed

Owner’s Tax Certification (Substitute W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

☐  I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

  The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

çSIGN HERE		- -
	Beneficial Owner Signature	Month Day Year

- -
	For Trust Owned Agreements: Key Life	Month Day Year

TITLE (If Any) ç

If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.

P-IBVAA(2/13) NY	ORD 202828 NY	page 7 of 8

SECTION 11 ■ FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

Financial Professional Statement

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Beneficial Owner. I believe this variable annuity is suitable given the Beneficial Owner’s investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life Insurance Company of New Jersey approved sales material.

I certify that I have truly and accurately recorded on this application the information provided by the applicant. I acknowledge that Pruco Life Insurance Company of New Jersey will rely on this statement.

SIGN HERE ç
		-	-
	Financial Professional Signature	Month	Day	Year
SIGN HERE ç
		-	-
	Financial Professional Signature	Month	Day	Year

A. FINANCIAL PROFESSIONAL

Name (First, Middle, Last)	Percentage

%

ID Number	Telephone Number	E-mail

Name (First, Middle, Last)	Percentage

%

ID Number	Telephone Number	E-mail

PLEASE SELECT ç	For Financial Professional Use Only. Please contact your home office with any questions.
☐ Option A ☐ Option B ☐ Option C

B. BROKER/DEALER

Name

For Broker/Dealer Use Only
	Networking No.	Annuity No. (If established)

P-IBVAA(2/13)NY	ORD 202828 NY	page 8 of 8